Exhibit 10.5.2

CONSENT AND SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT

CONSENT AND SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of January 11, 2018, among PRIORITY HOLDINGS LLC, a Delaware limited liability company (“Borrower”), the Guarantors party hereto, each of the Lenders party hereto and GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, Borrower has entered into that certain Credit and Guaranty Agreement, dated as of January 3, 2017, among the Borrower, the Guarantors party thereto from time to time, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent and Lead Arranger (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, on the date hereof, the Guarantors intend to incur $67,500,000 of additional Term Loans under Section 2.24(a)-(f) of the Senior Credit Agreement (the “Incremental Senior Term Loan”) and, together with cash on hand of approximately $3,800,000, (a) distribute a portion thereof to Borrower for Borrower to consummate the Permitted Redemptions (as defined below) and (b) use a portion thereof to pay certain fees, premiums, costs and expenses incurred in connection with the transactions specified in the Senior Credit Agreement Amendment and this Amendment (including, for the avoidance of doubt, the fees and expenses related to this Amendment, and the other agreements, instruments and documents to be executed and delivered in connection with this Amendment and the incurrence of the Incremental Senior Term Loan);

WHEREAS, in connection therewith, pursuant to Section 10.05 of the Credit Agreement, the parties hereto have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 6 hereof, to amend certain terms of the Credit Agreement as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1.                  Rules of Construction. The rules of construction specified in Section 1.03 of the Credit Agreement shall apply to this Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2.                 Amendments to Credit Agreement. Subject to the satisfaction (or waiver in writing by each Requisite Lender and the Administrative Agent) of the conditions set forth in Section 6 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“Permitted Redemption” means the redemption by Borrower of the following shares of its Capital Stock: (x) 445,410 Class A Common Units from PCH Priority Holdings LLC, (ii) up to 295,833.82 Class A Common Units from Priority Investment Holdings LLC and (iii) 212,750 Class A Common Units from RJH Consulting LLC; provided, that each of the following conditions shall have been satisfied: (i) at the time of such Restricted Payment, no Default or Event of Default then exists or would be caused thereby, (ii) such Restricted Payment shall be made in compliance with applicable law and the Organizational Documents of Borrower, (iii) prior to the consummation of such redemption, Borrower shall have received a cash distribution from its Subsidiaries in an amount at least equal to the aggregate purchase price paid in connection with the Permitted Redemption, (iv) the aggregate purchase price paid by Borrower in connection with such redemption shall not exceed $70,000,000.

“Second Amendment” means that certain Consent and Second Amendment to the Credit and Guaranty Agreement, dated as of January 11, 2018, among Borrower the other Credit Parties party thereto, each Lender party thereto and Administrative Agent.

“Second Amendment Effective Date” means January 11, 2018.

(b)          Section 6.05(a)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(v)          so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, Borrower may repurchase, redeem or otherwise acquire or retire for value of any Capital Stock of Borrower held by any current or former officer, director, employee or consultant of Borrower or any of its Restricted Subsidiaries, or his or her estate, spouse, former spouse, or family member (or for the payment of principal or interest on any Indebtedness issued in connection with such repurchase, redemption or other acquisition) in each case, pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement or benefit plan of any kind; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Capital Stock in any Fiscal Year may not exceed the greater of (x) $6,000,000 and (y) 12.5% of Consolidated Adjusted EBITDA determined at the time of such repurchase, redemption, acquisition or retirement of Capital Stock (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period;

(c)           Section 6.05(a) of the Credit Agreement is further amended by (i) deleting the word “and” at the end of clause (viii), (ii) inserting “; and” at the end of clause (ix) and (iii) adding the following new clause (x): “(x) on the Second Amendment Effective Date, or within three Business Day’s thereof, Borrower shall consummate the Permitted Redemption;”.

SECTION 3.                 CONSENT. Subject to the satisfaction (or waiver in writing by each Requisite Lender and the Administrative Agent) of the conditions set forth in Section 6 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, to the extent required under the Senior Subordination Agreement, each Agent and Lender hereby consents to the Guarantors distributing the proceeds of the Incremental Senior Term Loan to Borrower and the subsequent consummation of the Permitted Redemption by Borrower in accordance with the terms of the Credit Agreement.

SECTION 4.                  Reference to and Effect on the Credit Agreement. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a “Credit Document” under and as defined in the Credit Agreement and the other Credit Documents.

2

SECTION 5.                  Representations & Warranties; ACKNOWLEDGEMENTS. In order to induce each Lender party hereto and the Administrative Agent to enter into this Amendment, each Credit Party:

(a)           represents and warrants to each Lender and the Administrative Agent on and as of the Second Amendment Effective Date, that:

(i)         Each Credit Party hereto has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, in each case, to which it is a party and to carry out the transactions contemplated thereby.

(ii)        The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

(iii)       This Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(iv)       Each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)           acknowledges and agrees for the benefit of each Lender and the Administrative Agent on and as of the Second Amendment Effective Date, that:

(i)         no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection exists in favor of such Credit Party or Servicer against any Agent or Lender arising out of or with respect to (x) the Obligations, this Amendment or the other Credit Documents, (y) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (z) the administration or funding of the Loans;

(ii)        (x) Administrative Agent’s and the Lenders’ agreement to make the amendments contained herein does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of Administrative Agent or any Lender to consider or agree to any further waiver, consent or amendment with respect to any Credit Document, and (y) in the event that Administrative Agent or any Lender subsequently agrees to consider any further waiver, consent or amendment with respect to any Credit Document, neither this Amendment nor any other conduct of Administrative Agent or any Lender shall be of any force and effect on Administrative Agent’s or any Lender’s consideration or decision with respect thereto.

3

SECTION 6.                  Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions:

(a)           The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to (i) to this Amendment (whether the same or different counterparts) from each Credit Party named on the signature pages hereto, the Administrative Agent and the Requisite Lenders (ii) the Amendment to the Warrant from Borrower and Goldman Sachs & Co. LLC.

(b)           The conditions to the Permitted Redemption shall have been satisfied and the Permitted Redemption shall, contemporaneously with or within three Business Days after the effectiveness of this Amendment, be consummated.

(c)           The Administrative Agent shall have received a certificate of Borrower, dated as of the Second Amendment Effective Date, executed by a Senior Officer of Borrower certifying that the conditions set forth in this Section 6 have been satisfied.

(d)           The Administrative Agent shall have received a copy of the amendment to the Senior Credit Agreement (the “Senior Credit Agreement Amendment”), in form and substance reasonably satisfactory to the Administrative Agent.

(e)           The effectiveness of the Senior Credit Agreement Amendment shall have occurred or shall occur concurrently with the effectiveness of this Amendment.

(f)            Both immediately before and after giving effect to this Amendment, (a) no Default or Event of Default shall have occurred or be continuing or result therefrom and (b) the representations and warranties contained in Section 5 of this Amendment shall be true and correct.

(g)           Contemporaneous herewith, all fees and other amounts due and payable to them on or prior to the Second Amendment Effective Date, and to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses (including the reasonable and documented legal fees and expenses of Hunton & Williams LLP, counsel to Administrative Agent) required to be reimbursed or paid by Borrower under this Amendment and the Credit Agreement; provided that an invoice for all such fees shall be received by Borrower at least one (1) Business Day prior to the Second Amendment Effective Date.

SECTION 7.                  Reaffirmation.

(a)           To induce the Lenders party hereto and Administrative Agent to enter into this Amendment, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Credit Document to which it is a party, in each case, as amended, restated, supplemented or otherwise modified prior to or as of the date hereof (collectively, the “Reaffirmed Documents”). Each Credit Party acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

4

(b)           In furtherance of the foregoing Section 7(a), each Credit Party, in its capacity as a Guarantor under any Guaranty to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Amendment. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment and the Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) confirms that each Credit Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Credit Documents, the payment and performance of the Guaranteed Obligations, including the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Beneficiary that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Credit Documents.

(c)           Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 8.                   Miscellaneous Provisions.

(a)           Ratification. This Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b)           Governing Law; Submission to Jurisdiction, Etc. Sections 10.14, 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)           Severability. Section 10.11 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)           Counterparts; Headings. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this Amendment or signature delivered by telecopier, .pdf or other electronic imaging means. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

5

(e)           Costs and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent and the Lead Arranger for their respective reasonable and documented out-of-pocket expenses in connection with the negotiation, preparation, syndication and execution and delivery of this Amendment, including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent and the Lead Arranger, all in accordance with Section 10.02 of the Credit Agreement.

[Remainder of page intentionally blank]

6

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	PRIORITY HOLDINGS, LLC

	By:	/s/ John V. Priore
	Name:	John V. Priore
	Title:	CEO

CREDIT PARTIES:	PIPELINE CYNERGY HOLDINGS, LLC

	By:	/s/ John V. Priore
	Name:	John V. Priore
	Title:	CEO

PRIORITY INSTITUTIONAL PARTNER SERVICES LLC

	By:	/s/ John V. Priore
	Name:	John V. Priore
	Title:	CEO

PRIORITY PAYMENT SYSTEMS HOLDINGS LLC

	By:	/s/ John V. Priore
	Name:	John V. Priore
	Title:	CEO

PRIORITY PAYMENT SYSTEMS LLC

	By:	/s/ John V. Priore
	Name:	John V. Priore
	Title:	CEO

FINCOR SYSTEMS LLC

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

PIPELINE CYNERGY INC.

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

CYNERGY HOLDINGS, LLC

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

CYNERGY DATA, LLC

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

PRIORITY PAYMENT EXPRESS SYSTEMS LLC

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

ADMINISTRATIVE AGENT:	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P.

	By:	/s/ Stephen W. Hipp
	Name:	Stephen W. Hipp
	Title:	Senior Vice President

LENDERS:	GOLDMAN SACHS SPECIALTY LENDING HOLDINGS, INC.

	By:	/s/ Stephen W. Hipp
	Name:	Stephen W. Hipp
	Title:	Senior Vice President